March 21, 2025

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Guggenheim Credit Income Fund (File No. 814-01117)
Guggenheim Credit Income Fund 2016 T (File No. 814-01091)
Guggenheim Credit Income Fund 2019 (File No. 814-01094)

Ladies and Gentlemen:

Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, attached for filing via the EDGAR system is a preliminary proxy statement and proxy materials (“Proxy Materials”) for a joint special meeting of shareholders (“Joint Meeting”) currently expected to be held on May 12, 2025.

The Joint Meeting is being held for the purpose of asking shareholders of Guggenheim Credit Income Fund, Guggenheim Credit Income Fund 2016 T, and Guggenheim Credit Income Fund 2019 (each a “Company” and collectively, the “Companies”) to (i) consider and approve the withdrawal of each Company’s election to be regulated as a business development company under the U.S. Investment Company Act of 1940 and its subsequent liquidation and dissolution; and (ii) consider and approve the sale of certain illiquid assets held by the Master Fund to permit the liquidation and dissolution of all of the Companies and the distribution of sale proceeds to shareholders.

No fee is required in connection with this filing. Definitive copies of the Proxy Materials are currently expected to be mailed to shareholders starting on or about April 11, 2025. Please direct any questions concerning the filing to Julien Bourgeois at 202.261.3451 and julien.bourgeois@dechert.com and Benjamin Ruano at 617.728.7176 and benjamin.ruano@dechert.com.

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Very truly yours,

/s/ Amy J. Lee

Amy J. Lee

Chief Legal Officer and Secretary

Guggenheim Credit Income Fund

Guggenheim Credit Income Fund 2019

Guggenheim Credit Income Fund 2016 T